AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JULY 18, 2014

TO THE

SUMMARY PROSPECTUS, DATED MARCH 1, 2014,

AS SUPPLEMENTED THROUGH MARCH 17, 2014

BOYD WATTERSON CORE PLUS FUND

(TICKER SYMBOLS:  IIISX, IBFSX)

This supplement to the Summary Prospectus dated March 1, 2014, as amended through March 17, 2014, for the American Independence Boyd Watterson Core Plus Fund (the “Fund”), updates certain information in the Summary Prospectus as described below:

1.      Effective June 30, 2014, the Sub-Advisory Agreement between American Independence Financial Services, LLC (“American Independence”), the Adviser to the Fund, and Boyd Watterson Asset Management, LLC (“Boyd Watterson”), the Sub-Adviser to the Fund, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended, was terminated upon a Separation and Redemption Agreement dated as of June 30, 2014 (the “Agreement”) between Boyd-TAMCO Holdings, LLC, an Ohio limited liability company and NIS Acquisition LLC, a Delaware limited liability company (“NIS Acquisition”). Prior to the Agreement, NIS Acquisition was a 50% owner of TAMCO Intermediary, LLC, which is 100% owner of TAMCO Holdings, LLC.  Boyd Watterson is a wholly owned subsidiary of Titanium Asset Management Corporation, which is 100% owned by TAMCO Holdings, LLC. Therefore, this Agreement resulted in a change in control of Boyd Watterson.

A meeting will be held July 30, 2014 by the Trust’s Board of Trustees (“Board”) to consider a New Sub-Advisory Agreement between American Independence and Boyd Watterson on behalf of the Fund (the “New Agreement”) with substantially the same terms and conditions of the terminated agreement.  If the New Agreement is approved by the Board, a meeting of shareholders of the Fund will be held in order to consider the New Agreement and other matters as may come before the meeting.  Additional materials regarding the New Agreement and the shareholder meeting, in the form of a letter to shareholders and a proxy statement will be mailed to shareholders of record in August, 2014.  Until the New Agreement has been approved by a majority of the Fund’s outstanding voting securities, Boyd Watterson will continue to provide the Fund with the same level of investment sub-advisory services, with no fees or expenses being payable by the Fund or the Adviser to Boyd Watterson.  The current portfolio team consisting of David Dirk, Gregory Cobb, Brian Gevry and James Shirak will continue to serve as the portfolio management team for the Boyd Watterson Core Plus Fund.

2.      Additionally, American Independence has voluntarily reduced the Boyd Watterson Core Plus Fund’s expense cap by the net sub-advisory fees that would have been due to Boyd Watterson, 0.065% (6.5 basis points), during the period from July 1, 2014, until such time as the New Agreement is approved by shareholders.

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